UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2010

THE MCGRAW-HILL COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-1023	13-1026995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, New York, New York 10020

(Address of Principal Executive Offices) (Zip Code)

(212) 512-2564

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The McGraw-Hill Companies, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on April 28, 2010. The following is a summary of the voting results for each matter presented to shareholders at the Annual Meeting.

Proposal 1: Election of Directors

The Company’s shareholders elected the four persons nominated as Directors of the Company as set forth below:

Nominees	For	Against	Abstain	Broker Non-Votes
Pedro Aspe	240,427,815	7,460,713	514,308	18,050,759
Robert P. McGraw	238,547,484	7,854,752	2,000,600	18,050,759
Hilda Ochoa-Brillembourg	235,612,442	10,820,313	1,970,081	18,050,759
Edward B. Rust Jr.	222,776,682	25,188,461	437,693	18,050,759

Proposals 2a and 2b: The Company’s shareholders approved amendments to the Company’s Restated Certificate of Incorporation as set forth below to:

Proposal 2a. Declassify the Board of Directors

For	Against	Abstain	Broker Non-Votes
264,445,660	1,290,977	716,957	0

Proposal 2b. Eliminate related supermajority voting provisions

For	Against	Abstain	Broker Non-Votes
264,317,747	1,475,439	660,408	0

Proposals 3a through 3d: The Company’s shareholders approved amendments to the Company’s Restated Certificate of Incorporation to eliminate supermajority voting for the following actions as set forth below:

Proposal 3a. Merger or Consolidation

For	Against	Abstain	Broker Non-Votes
264,238,958	1,628,101	586,535	0

Proposal 3b. Sale, lease, exchange or other disposition of all or substantially all of the Company’s assets outside the ordinary course of business

For	Against	Abstain	Broker Non-Votes
264,284,131	1,579,616	589,847	0

Proposal 3c. Plan for the exchange of shares

For	Against	Abstain	Broker Non-Votes
264,202,910	1,617,908	632,776	0

Proposal 3d. Authorization of dissolution

For	Against	Abstain	Broker Non-Votes
264,121,628	1,713,567	618,399	0

Proposal 4. The Company’s shareholders approved amendments to the Company’s Restated Certificate of Incorporation to eliminate the “Fair Price” provision as set forth below:

For	Against	Abstain	Broker Non-Votes
254,243,304	11,417,829	792,462	0

Proposal 5. The Company’s shareholders approved the Company’s Amended and Restated 2002 Stock Incentive Plan as set forth below:

For	Against	Abstain	Broker Non-Votes
179,004,094	68,301,606	1,097,135	18,050,759

Proposal 6. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company and its subsidiaries for 2010 as set forth below:

For	Against	Abstain	Broker Non-Votes
259,756,937	6,055,013	641,644	0

Proposal 7. The Company’s shareholders did not approve a shareholder proposal requesting special shareholder meetings as set forth below:

For	Against	Abstain	Broker Non-Vote
111,294,666	136,222,511	885,658	18,050,759

Proposal 8. The Company’s shareholders did not approve a shareholder proposal requesting shareholder action by written consent as set forth below:
For	Against	Abstain	Broker Non-Vote
119,094,320	128,179,843	1,128,673	18,050,759

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE McGRAW-HILL COMPANIES, INC.

/s/ Kenneth Vittor
By:	Kenneth Vittor
Executive Vice President and General Counsel

Dated: April 30, 2010

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